THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

NABUFIT GLOBAL, INC.

PROMISSORY NOTE

$_____          March 23,2017

FOR VALUE RECEIVED, NABUFIT GLOBAL, INC., a Delaware corporation (the “Company”)  promises to pay to _____________ (“Investor”), or its registered assigns, in lawful money of the United States of America the principal sum of __________Dollars ($_________), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate equal to [zero percent (0%)] per annum, computed on the basis of the actual number of days elapsed and a year of 365 days.  All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) May 1, 2017 (the “Maturity Date”), or (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Investor or made automatically due and payable in accordance with the terms hereof.  This Note is one of the “Notes” issued pursuant to the Note Purchase Agreement of even date herewith (as amended, modified or supplemented, the “Note Purchase Agreement”) between the Company and the Investors (as defined in the Note Purchase Agreement).

The following is a statement of the rights of Investor and the conditions to which this Note is subject, and to which Investor, by the acceptance of this Note, agrees:

1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a)  the “Company” includes NABUFIT GLOBAL, INC., the Delaware corporation initially executing this Note and any Person which shall succeed to or assume the obligations of the Company under this Note.

(b)  “Event of Default” has the meaning given in Section 4 hereof.

(c) “GAAP” shall mean generally accepted accounting principles as in effect in the United States of America from time to time.

(d) “Investor” shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

(e) “Lien” shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

(f) “Majority in Interest” shall mean, more than 50% of the aggregate outstanding principal amount of the Notes issued pursuant to the Note Purchase Agreement.

(g) “Material Adverse Effect” shall mean a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of the Company; (b) the ability of the Company to pay or perform the Obligations in accordance with the terms of this Note and the other Transaction Documents and to avoid an Event of Default, or an event which, with the giving of notice or the passage of time or both, would constitute an Event of Default, under any Transaction Document; or (c) the rights and remedies of Investor under this Note, the other Transaction Documents or any related document, instrument or agreement.

(h) “Note Purchase Agreement” has the meaning given in the introductory paragraph hereof.

(i) “Obligations” shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to Investor of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note and the Note Purchase Agreement, including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

(j) “Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

(k) “Securities Act” shall mean the Securities Act of 1933, as amended.

(l)   “Subsidiary” shall mean (a) any entity of which more than 50% of the issued and outstanding equity securities having ordinary voting power is at the time directly or indirectly owned or controlled by the Company, (b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time directly or indirectly owned and controlled by the Company, (c) any other entity included in the financial statements of the Company on a consolidated basis.

(m) “Transaction Documents” shall mean this Note, each of the other Notes issued under the Note Purchase Agreement and the Note Purchase Agreement.

2. Payments of Principal and Interest.  All amounts due under this Note shall be payable on or before the Maturity Date.

3. Prepayment. The Company may prepay this Note in whole or in part; provided that any such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

4. Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note and the other Transaction Documents:

(a) Failure to Pay.  The Company shall fail to pay (i) when due any principal or interest payment on the due date hereunder or (ii) any other payment required under the terms of this Note [or any other Transaction Document on the date due and such payment shall not have been made within five days of the Company’s receipt of Investor’s written notice to the Company of such failure to pay; or

(b) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

(c) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 30 days of commencement.

5. Rights of Investor upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of Default described in Sections 4(b) or 4(c)) and at any time thereafter during the continuance of such Event of Default, Investor may, with the consent of a Majority in Interest of the holders of the Notes issued under the Note Purchase Agreement, by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.  Upon the occurrence or existence of any Event of Default described in Sections 4(b) and 4(c), immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.  In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default and subject to the consent of a Majority in Interest of the holders of the Notes issued under the Note Purchase Agreement, Investors may exercise any other right power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

1. Conversion.

(a) Conversion.  In the event that the amounts due under this Note have not been paid on or before the Maturity Date, all of the outstanding principal amount of and all accrued interest under this Note shall automatically convert into that number of shares of the Company’s common stock (the “Conversion Shares”) as is determined by dividing such amount due under this Note by the conversion rate set forth in Section 6(b) (“Conversion Rate”).  At any time prior to the Maturity Date, an Investor may elect to convert the outstanding obligations hereunder by providing written notice of such conversion to the Company at which time, the Investor shall surrender this Note, duly endorsed, at the office of the Company.  The Company shall, as soon as practicable thereafter, issue and deliver at such office to Investor a certificate or certificates for the number of Conversion Shares to which Investor shall be entitled upon conversion, together with a replacement Note (if any principal amount is not converted) and any other securities and property to which Investor is entitled upon such conversion under the terms of this Note, including a check payable to Investor for any cash amounts payable as described in Section 6(c).  The conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Note.

(a) Conversion Rates.  The amounts due under this Note shall be converted into Conversion Shares at Conversion Rate (“Conversion Rate”) equal to $0.10 per unit.

(a) Fractional Units; Interest; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note.  In lieu of the Company issuing any fractional interests to Investor upon the conversion of this Note, the Company shall pay to Investor an amount equal to the product obtained by multiplying the conversion price by the fraction of a share not issued pursuant to the previous sentence.  Upon conversion of this Note in full and the payment of any amounts specified in this Section 6(c), the Company shall be forever released from all its obligations and liabilities under this Note.

1. Successors and Assigns.  Subject to the restrictions on transfer described in Sections 9 and 11 below, the rights and obligations of the Company and Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

2. Waiver and Amendment.  Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the holders of a Majority in Interest.

3. Transfer of this Note.  With respect to any offer, sale or other disposition of this Note, Investor will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Investor’s counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, the Company, as promptly as practicable, shall notify Investor that Investor may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company.  If a determination has been made pursuant to this Section 9 that the opinion of counsel for Investor, or other evidence, is not reasonably satisfactory to the Company, the Company shall so notify Investor promptly after such determination has been made.  Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.  Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company.  Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

4. Assignment by the Company.  Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the holders of a Majority in Interest.

5. Notices.  All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth in the Note Purchase Agreement, or at such other address or facsimile number as the Company shall have furnished to Investor in writing.  All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

6. Pari Passu Notes.  Investor acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to the other Notes issued pursuant to the Note Purchase Agreement or pursuant to the terms of such Notes.  In the event Investor receives payments in excess of its pro rata share of the Company’s payments to the Investors of all of the Notes, then Investor shall hold in trust all such excess payments for the benefit of the holders of the other Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.

7. Usury. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

8. Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

9. Governing Law.  This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state.

(Signature Page Follows)

The Company has caused this Note to be issued as of the date first written above.

NABUFIT GLOBAL, INC.

a Delaware corporation

By:

Name:

Title:

Signature Page to Note

Exhibit A

PmtNo.	Payment Date	Beginning Balance	Total Payment	Principal	Interest	Ending Balance	Cumulative Interest

1	5/1/2015	$ 400,000.00		$ (2,666.67)	$ 2,666.67	$ 402,666.67	$ 2,666.67
2	6/1/2015	402,666.67		(2,684.44)	2,684.44	405,351.11	5,351.11
3	7/1/2015	405,351.11		(2,702.34)	2,702.34	408,053.45	8,053.45
4	8/1/2015	408,053.45		(2,720.36)	2,720.36	410,773.81	10,773.81
5	9/1/2015	410,773.81		(2,738.49)	2,738.49	413,512.30	13,512.30
6	10/1/2015	413,512.30		(2,756.75)	2,756.75	416,269.05	16,269.05
7	11/1/2015	416,269.05	4,853.10	2,077.98	2,775.13	414,191.07	19,044.18
8	12/1/2015	414,191.07	4,853.10	2,091.83	2,761.27	412,099.24	21,805.45
9	1/1/2016	412,099.24	4,853.10	2,105.78	2,747.33	409,993.47	24,552.78
10	2/1/2016	409,993.47	4,853.10	2,119.81	2,733.29	407,873.65	27,286.07
11	3/1/2016	407,873.65	4,853.10	2,133.95	2,719.16	405,739.71	30,005.23
12	4/1/2016	405,739.71	4,853.10	2,148.17	2,704.93	403,591.53	32,710.16
13	5/1/2016	403,591.53	4,853.10	2,162.49	2,690.61	401,429.04	35,400.77
14	6/1/2016	401,429.04	4,853.10	2,176.91	2,676.19	399,252.13	38,076.96
15	7/1/2016	399,252.13	4,853.10	2,191.42	2,661.68	397,060.71	40,738.64
16	8/1/2016	397,060.71	4,853.10	2,206.03	2,647.07	394,854.68	43,385.71
17	9/1/2016	394,854.68	4,853.10	2,220.74	2,632.36	392,633.94	46,018.08
18	10/1/2016	392,633.94	4,853.10	2,235.54	2,617.56	390,398.39	48,635.64
19	11/1/2016	390,398.39	4,853.10	2,250.45	2,602.66	388,147.94	51,238.29
20	12/1/2016	388,147.94	4,853.10	2,265.45	2,587.65	385,882.49	53,825.95
21	1/1/2017	385,882.49	4,853.10	2,280.55	2,572.55	383,601.94	56,398.50
22	2/1/2017	383,601.94	4,853.10	2,295.76	2,557.35	381,306.18	58,955.84
23	3/1/2017	381,306.18	4,853.10	2,311.06	2,542.04	378,995.12	61,497.88
24	4/1/2017	378,995.12	4,853.10	2,326.47	2,526.63	376,668.65	64,024.52
25	5/1/2017	376,668.65	4,853.10	2,341.98	2,511.12	374,326.67	66,535.64
26	6/1/2017	374,326.67	4,853.10	2,357.59	2,495.51	371,969.08	69,031.15
27	7/1/2017	371,969.08	4,853.10	2,373.31	2,479.79	369,595.77	71,510.95
28	8/1/2017	369,595.77	4,853.10	2,389.13	2,463.97	367,206.64	73,974.92
29	9/1/2017	367,206.64	4,853.10	2,405.06	2,448.04	364,801.58	76,422.96
30	10/1/2017	364,801.58	4,853.10	2,421.09	2,432.01	362,380.48	78,854.97
31	11/1/2017	362,380.48	4,853.10	2,437.23	2,415.87	359,943.25	81,270.84
32	12/1/2017	359,943.25	4,853.10	2,453.48	2,399.62	357,489.77	83,670.46
33	1/1/2018	357,489.77	4,853.10	2,469.84	2,383.27	355,019.93	86,053.73
34	2/1/2018	355,019.93	4,853.10	2,486.30	2,366.80	352,533.62	88,420.53
35	3/1/2018	352,533.62	4,853.10	2,502.88	2,350.22	350,030.74	90,770.75
36	4/1/2018	350,030.74	4,853.10	2,519.57	2,333.54	347,511.18	93,104.29
37	5/1/2018	347,511.18	4,853.10	2,536.36	2,316.74	344,974.82	95,421.03
38	6/1/2018	344,974.82	4,853.10	2,553.27	2,299.83	342,421.54	97,720.87
39	7/1/2018	342,421.54	4,853.10	2,570.29	2,282.81	339,851.25	100,003.68
40	8/1/2018	339,851.25	4,853.10	2,587.43	2,265.68	337,263.82	102,269.35
41	9/1/2018	337,263.82	4,853.10	2,604.68	2,248.43	334,659.14	104,517.78
42	10/1/2018	334,659.14	4,853.10	2,622.04	2,231.06	332,037.10	106,748.84
43	11/1/2018	332,037.10	4,853.10	2,639.52	2,213.58	329,397.58	108,962.42
44	12/1/2018	329,397.58	4,853.10	2,657.12	2,195.98	326,740.46	111,158.40
45	1/1/2019	326,740.46	4,853.10	2,674.83	2,178.27	324,065.62	113,336.67
46	2/1/2019	324,065.62	4,853.10	2,692.67	2,160.44	321,372.96	115,497.11
47	3/1/2019	321,372.96	4,853.10	2,710.62	2,142.49	318,662.34	117,639.60
48	4/1/2019	318,662.34	4,853.10	2,728.69	2,124.42	315,933.65	119,764.01
49	5/1/2019	315,933.65	4,853.10	2,746.88	2,106.22	313,186.77	121,870.24
50	6/1/2019	313,186.77	4,853.10	2,765.19	2,087.91	310,421.58	123,958.15
51	7/1/2019	310,421.58	4,853.10	2,783.63	2,069.48	307,637.95	126,027.62
52	8/1/2019	307,637.95	4,853.10	2,802.18	2,050.92	304,835.77	128,078.54
53	9/1/2019	304,835.77	4,853.10	2,820.87	2,032.24	302,014.90	130,110.78
54	10/1/2019	302,014.90	4,853.10	2,839.67	2,013.43	299,175.23	132,124.21
55	11/1/2019	299,175.23	4,853.10	2,858.60	1,994.50	296,316.63	134,118.72
56	12/1/2019	296,316.63	4,853.10	2,877.66	1,975.44	293,438.97	136,094.16
57	1/1/2020	293,438.97	4,853.10	2,896.84	1,956.26	290,542.13	138,050.42
58	2/1/2020	290,542.13	4,853.10	2,916.16	1,936.95	287,625.97	139,987.37
59	3/1/2020	287,625.97	4,853.10	2,935.60	1,917.51	284,690.37	141,904.87
60	4/1/2020	284,690.37	4,853.10	2,955.17	1,897.94	281,735.21	143,802.81
61	5/1/2020	281,735.21	4,853.10	2,974.87	1,878.23	278,760.34	145,681.05
62	6/1/2020	278,760.34	4,853.10	2,994.70	1,858.40	275,765.64	147,539.45
63	7/1/2020	275,765.64	4,853.10	3,014.67	1,838.44	272,750.97	149,377.88
64	8/1/2020	272,750.97	4,853.10	3,034.76	1,818.34	269,716.21	151,196.22
65	9/1/2020	269,716.21	4,853.10	3,055.00	1,798.11	266,661.21	152,994.33
66	10/1/2020	266,661.21	4,853.10	3,075.36	1,777.74	263,585.85	154,772.07
67	11/1/2020	263,585.85	4,853.10	3,095.86	1,757.24	260,489.98	156,529.31
68	12/1/2020	260,489.98	4,853.10	3,116.50	1,736.60	257,373.48	158,265.91
69	1/1/2021	257,373.48	4,853.10	3,137.28	1,715.82	254,236.20	159,981.74
70	2/1/2021	254,236.20	4,853.10	3,158.20	1,694.91	251,078.00	161,676.64
71	3/1/2021	251,078.00	4,853.10	3,179.25	1,673.85	247,898.75	163,350.50
72	4/1/2021	247,898.75	4,853.10	3,200.45	1,652.66	244,698.31	165,003.16
73	5/1/2021	244,698.31	4,853.10	3,221.78	1,631.32	241,476.53	166,634.48
74	6/1/2021	241,476.53	4,853.10	3,243.26	1,609.84	238,233.26	168,244.32
75	7/1/2021	238,233.26	4,853.10	3,264.88	1,588.22	234,968.38	169,832.54
76	8/1/2021	234,968.38	4,853.10	3,286.65	1,566.46	231,681.73	171,399.00
77	9/1/2021	231,681.73	4,853.10	3,308.56	1,544.54	228,373.18	172,943.54
78	10/1/2021	228,373.18	4,853.10	3,330.62	1,522.49	225,042.56	174,466.03
79	11/1/2021	225,042.56	4,853.10	3,352.82	1,500.28	221,689.74	175,966.32
80	12/1/2021	221,689.74	4,853.10	3,375.17	1,477.93	218,314.57	177,444.25
81	1/1/2022	218,314.57	4,853.10	3,397.67	1,455.43	214,916.89	178,899.68
82	2/1/2022	214,916.89	4,853.10	3,420.32	1,432.78	211,496.57	180,332.46
83	3/1/2022	211,496.57	4,853.10	3,443.13	1,409.98	208,053.44	181,742.43
84	4/1/2022	208,053.44	4,853.10	3,466.08	1,387.02	204,587.36	183,129.46
85	5/1/2022	204,587.36	4,853.10	3,489.19	1,363.92	201,098.17	184,493.37
86	6/1/2022	201,098.17	4,853.10	3,512.45	1,340.65	197,585.73	185,834.03
87	7/1/2022	197,585.73	4,853.10	3,535.87	1,317.24	194,049.86	187,151.27
88	8/1/2022	194,049.86	4,853.10	3,559.44	1,293.67	190,490.42	188,444.93
89	9/1/2022	190,490.42	4,853.10	3,583.17	1,269.94	186,907.25	189,714.87
90	10/1/2022	186,907.25	4,853.10	3,607.06	1,246.05	183,300.20	190,960.92
91	11/1/2022	183,300.20	4,853.10	3,631.10	1,222.00	179,669.10	192,182.92
92	12/1/2022	179,669.10	4,853.10	3,655.31	1,197.79	176,013.79	193,380.71
93	1/1/2023	176,013.79	4,853.10	3,679.68	1,173.43	172,334.11	194,554.14
94	2/1/2023	172,334.11	4,853.10	3,704.21	1,148.89	168,629.90	195,703.03
95	3/1/2023	168,629.90	4,853.10	3,728.90	1,124.20	164,900.99	196,827.23
96	4/1/2023	164,900.99	4,853.10	3,753.76	1,099.34	161,147.23	197,926.57
97	5/1/2023	161,147.23	4,853.10	3,778.79	1,074.31	157,368.44	199,000.88
98	6/1/2023	157,368.44	4,853.10	3,803.98	1,049.12	153,564.46	200,050.01
99	7/1/2023	153,564.46	4,853.10	3,829.34	1,023.76	149,735.12	201,073.77
100	8/1/2023	149,735.12	4,853.10	3,854.87	998.23	145,880.25	202,072.00
101	9/1/2023	145,880.25	4,853.10	3,880.57	972.53	141,999.68	203,044.54
102	10/1/2023	141,999.68	4,853.10	3,906.44	946.66	138,093.24	203,991.20
103	11/1/2023	138,093.24	4,853.10	3,932.48	920.62	134,160.76	204,911.83
104	12/1/2023	134,160.76	4,853.10	3,958.70	894.41	130,202.06	205,806.23
105	1/1/2024	130,202.06	4,853.10	3,985.09	868.01	126,216.97	206,674.24
106	2/1/2024	126,216.97	4,853.10	4,011.66	841.45	122,205.31	207,515.69
107	3/1/2024	122,205.31	4,853.10	4,038.40	814.70	118,166.91	208,330.39
108	4/1/2024	118,166.91	4,853.10	4,065.32	787.78	114,101.59	209,118.17
109	5/1/2024	114,101.59	4,853.10	4,092.43	760.68	110,009.16	209,878.85
110	6/1/2024	110,009.16	4,853.10	4,119.71	733.39	105,889.45	210,612.24
111	7/1/2024	105,889.45	4,853.10	4,147.17	705.93	101,742.28	211,318.17
112	8/1/2024	101,742.28	4,853.10	4,174.82	678.28	97,567.46	211,996.46
113	9/1/2024	97,567.46	4,853.10	4,202.65	650.45	93,364.80	212,646.91
114	10/1/2024	93,364.80	4,853.10	4,230.67	622.43	89,134.13	213,269.34
115	11/1/2024	89,134.13	4,853.10	4,258.88	594.23	84,875.25	213,863.56
116	12/1/2024	84,875.25	4,853.10	4,287.27	565.84	80,587.98	214,429.40
117	1/1/2025	80,587.98	4,853.10	4,315.85	537.25	76,272.13	214,966.65
118	2/1/2025	76,272.13	4,853.10	4,344.62	508.48	71,927.51	215,475.13
119	3/1/2025	71,927.51	4,853.10	4,373.59	479.52	67,553.92	215,954.65
120	4/1/2025	67,553.92	4,853.10	4,402.74	450.36	63,151.18	216,405.01
121	5/1/2025	63,151.18	4,853.10	4,432.10	421.01	58,719.08	216,826.02
122	6/1/2025	58,719.08	4,853.10	4,461.64	391.46	54,257.44	217,217.48
123	7/1/2025	54,257.44	4,853.10	4,491.39	361.72	49,766.05	217,579.19
124	8/1/2025	49,766.05	4,853.10	4,521.33	331.77	45,244.72	217,910.97
125	9/1/2025	45,244.72	4,853.10	4,551.47	301.63	40,693.25	218,212.60
126	10/1/2025	40,693.25	4,853.10	4,581.82	271.29	36,111.44	218,483.89
127	11/1/2025	36,111.44	4,853.10	4,612.36	240.74	31,499.07	218,724.63
128	12/1/2025	31,499.07	4,853.10	4,643.11	209.99	26,855.96	218,934.63
129	1/1/2026	26,855.96	4,853.10	4,674.06	179.04	22,181.90	219,113.66
130	2/1/2026	22,181.90	4,853.10	4,705.22	147.88	17,476.68	219,261.54
131	3/1/2026	17,476.68	4,853.10	4,736.59	116.51	12,740.08	219,378.06
132	4/1/2026	12,740.08	4,853.10	4,768.17	84.93	7,971.91	219,462.99
133	5/1/2026	7,971.91	4,853.10	4,799.96	53.15	3,171.96	219,516.14
134	6/1/2026	3,171.96	3,171.96	3,150.81	21.15	0.00	219,537.28